                                                                    EXHIBIT 4.14

                              CERTIFICATE OF TRUST
                                       OF
                            GOODYEAR CAPITAL TRUST II


                  The undersigned Trustees of Goodyear Capital Trust II (the "Trust"), pursuant to the Delaware Business Trust Act (12 Del. C. ss.3801, et seq.), HEREBY CERTIFY:

                  1. Name. The name of the business trust formed hereby is:

                            Goodyear Capital Trust II

                  2. Delaware Trustee. The name and business address of the Delaware Trustee of the Trust in the state of Delaware is Chase Manhattan Bank USA, National Association, c/o JPMorgan Chase Bank, Attention: Institutional Trust Services, 500 Stanton Christiana Road, Floor3/OPS4, Newark, Delaware 19713.

                  IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this Certificate of Trust as of the 12th day of June, 2002.


                                  DELAWARE TRUSTEE:

                                  Chase Manhattan Bank USA, National Association


                                  By: /s/ Dennis Kelly
                                      ------------------------------------------
                                           Name:  Dennis Kelly
                                           Title:  Assistant Vice President


                                  PROPERTY TRUSTEE:

                                  JPMORGAN CHASE BANK

                                  By: /s/Patrick J. Healy
                                      ------------------------------------------
                                           Name:  Patrick J. Healy
                                           Title:  Vice President


                                  REGULAR TRUSTEE:


                                  /s/Stephanie W. Bergeron
                                  ----------------------------------------------
                                           Stephanie W. Bergeron